UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8‑K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 30, 2018

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LINDSAY CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	1-13419	47-0554096
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2222 North 111th Street
Omaha, Nebraska	68164
(Address of principal executive offices)	(Zip Code)

                            (402) 829-6800

(Registrant’s telephone number, including area code)

                            Not applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On January 30, 2018, Lindsay Corporation (the “Company”) held its annual meeting of stockholders (the “January 2018 Annual Meeting”).  A total of 9,408,481 shares of the Company’s common stock, or 87.75% of the 10,721,402 shares entitled to vote, were represented in person or by proxy at the January 2018 Annual Meeting.

The final results for each of the matters submitted to a stockholder vote at the January 2018 Annual Meeting are set forth below.

1.	The stockholders elected three directors with terms expiring in December 2020, based on the following voting results:

	Votes For	Votes Withheld	Broker Non-Votes
Election of Directors
Robert E. Brunner	8,495,316	104,423	808,742
Timothy L. Hassinger	8,496,221	103,518	808,742
Michael D. Walter	8,285,050	314,689	808,742

2.	The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2018, based on the following voting results:

	Votes For	Votes Against	Abstentions
Ratification of Independent Registered Public Accounting Firm	9,369,374	20,802	18,305

3.	The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, based on the following voting results:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Advisory Vote on Executive Compensation	8,306,059	266,360	27,320	808,742

Item 8.01.  Other Information.

As previously disclosed, the Company’s next annual meeting of stockholders is expected to be held on December 18, 2018 (the “December 2018 Annual Meeting”).

Because the December 2018 Annual Meeting is expected to be held on a date that is more than 30 days prior to the anniversary of the January 2018 Annual Meeting, the Company has set a reasonable deadline for the receipt of stockholder proposals for the December 2018 Annual Meeting.

In order to be included in the Company’s proxy statement and form of proxy relating to the December 2018 Annual Meeting, stockholder proposals must be submitted by July 10, 2018 to the Secretary of the Company at its principal executive offices.  The Company has determined that such date is a reasonable time before it expects to begin to print and send its proxy materials for the December 2018 Annual Meeting.  The inclusion of any such proposal in such proxy material shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

Likewise, because the December 2018 Annual Meeting is expected to be held on a date that is more than 30 days prior to the anniversary of the January 2018 Annual Meeting, the Company’s amended and restated by-laws (the “By-Laws”) require that the Secretary of the Company must receive nominations for directors or stockholder proposals submitted for presentation at the December 2018 Annual Meeting (other than proposals submitted for inclusion in the Company’s proxy statement and form of proxy) at its principal executive offices no earlier than August 20, 2018 and no later than September 19, 2018.  Any such nominations or proposals must be in accordance with the requirements and procedures outlined in the By-Laws and summarized herein.

The Company’s principal executive offices are located at 2222 North 111th Street, Omaha, Nebraska 68164.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Brian L. Ketcham _
Dated: January 31, 2018	LINDSAY CORPORATION By:/s/ Brian L. Ketcham Brian L. Ketcham, Vice President and Chief Financial Officer